Exhibit 10.5

EXECUTION VERSION

Salem Media Group, Inc.

The Guarantors listed on the signature pages hereof

$255,000,000

6.75% Senior Secured Notes due 2024

PURCHASE AGREEMENT

dated May 11, 2017

Wells Fargo Securities, LLC

Barclays Capital Inc.

Noble Capital Markets, Inc.

PURCHASE AGREEMENT

May 11, 2017

Wells Fargo Securities, LLC

As Representative of the Initial Purchasers

c/o Wells Fargo Securities, LLC

550 S. Tryon Street

Charlotte, North Carolina 28202

Ladies and Gentlemen:

Introductory. Salem Media Group, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several Initial Purchasers named in Schedule A (the “Initial Purchasers”), acting severally and not jointly, the respective amounts set forth in such Schedule A of $255,000,000 aggregate principal amount of the Company’s 6.75% Senior Secured Notes due 2024 (the “Notes”). Wells Fargo Securities, LLC has agreed to act as the representative of the several Initial Purchasers (the “Representative”) in connection with the offering and sale of the Notes.

The Securities (as defined below) will be issued pursuant to an indenture, to be dated as of May 19, 2017 (the “Indenture”), among the Company, the Guarantors (as defined below) and U.S. Bank National Association, as trustee (the “Trustee”). Notes will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depositary”) pursuant to a letter of representations, to be dated on or before the Closing Date (as defined in Section 2 hereof) (the “DTC Agreement”), among the Company and the Depositary.

The payment of principal of, premium, if any, and interest on the Notes will be fully and unconditionally guaranteed on a senior secured basis, jointly and severally by (i) the entities listed on the signature pages hereof as “Guarantors” and (ii) any subsidiary of the Company formed or acquired after the Closing Date that executes an additional guarantee in accordance with the terms of the Indenture, and their respective successors and assigns (collectively, the “Guarantors”), pursuant to their guarantees (the “Guarantees”). The Notes and the Guarantees attached thereto are herein collectively referred to as the “Securities.”

As described in the Pricing Disclosure Package (as defined below) and the Final Memorandum, proceeds from the issuance and sale of the Securities shall be used to (i) refinance the Company’s existing credit agreement and (ii) to pay related fees and expenses.

The issuance and sale of the Notes, the issuance of the Guarantees, the entry by the Company and the Guarantors into a new senior first lien credit facility (the “Senior Credit Facility”), the initial extensions of credit thereunder, if any, on the Closing Date, the refinancing of the Company’s existing credit agreement as described in the Pricing Disclosure Package, and the payment of transaction costs are referred to herein collectively, as the “Transactions.”

For purposes of this Purchase Agreement (this “Agreement”), a “Business Day” means any day other than a Saturday or Sunday or other day on which banking institutions in New York City are authorized or required by law to close.

The Notes will be secured by a first priority lien on the Notes Priority Collateral (as defined in the Indenture) and by a second priority lien on the ABL Priority Collateral (as defined in the Indenture), subject in each case to certain exceptions and Permitted Collateral Liens (as defined in the Indenture) (collectively, the “Collateral”), as more particularly described in the Pricing Disclosure Package and documented by a security agreement dated as of the Closing Date (the “Security Agreement”) and other instruments evidencing or creating a security interest (collectively, the “Security Documents”) in favor of U.S. Bank National Association, as collateral agent (in such capacity, the “Collateral Agent”), for its benefit and the benefit of the Trustee and the holders of the Notes. The Notes Priority Collateral will be senior to a second priority lien in favor of Wells Fargo Bank, N.A. as administrative agent under the Senior Credit Facility and as control agent (in such capacity, the “Senior Credit Facility Administrative Agent”) for the benefit of the lenders under the Senior Credit Agreement, and the ABL Priority Collateral will be subject to a first priority lien in favor of the Senior Credit Facility Administrative Agent for the benefit of the lenders under the Senior Credit Facility.

The Company, the Guarantors, the Collateral Agent and the Senior Credit Facility Administrative Agent will enter into an Intercreditor Agreement, dated as of the Closing Date (the “Intercreditor Agreement”), with respect to collateral sharing arrangements, and the Securities will be subject to such Intercreditor Agreement.

The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and in the Pricing Disclosure Package and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the “Subsequent Purchasers”) on the terms set forth in the Pricing Disclosure Package (the first time when sales of the Securities are made is referred to as the “Time of Sale”). The Securities are to be offered and sold to or through the Initial Purchasers without being registered with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (as amended, the “Securities Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors who acquire Securities shall be deemed to have agreed that Securities may only be resold or otherwise transferred, after the date hereof, if such Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A under the Securities Act (“Rule 144A”) or Regulation S under the Securities Act (“Regulation S”)).

The Company has prepared and delivered to each Initial Purchaser copies of a Preliminary Offering Memorandum, dated May 8, 2017 (the “Preliminary Offering Memorandum”), and has prepared and delivered to each Initial Purchaser copies of a Pricing Supplement, dated May 11, 2017 (the “Pricing Supplement”), describing the terms of the Securities, each for use by such Initial Purchaser in connection with its solicitation of offers to purchase the Securities. The Preliminary Offering Memorandum and the Pricing Supplement are herein referred to as the “Pricing Disclosure Package.” Promptly after this Agreement is executed and delivered, the Company will prepare and deliver to each Initial Purchaser a final offering memorandum dated the date hereof (the “Final Offering Memorandum”).

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All references herein to the terms “Pricing Disclosure Package” and “Final Offering Memorandum” shall be deemed to mean and include all reports filed with the Commission under the Securities Exchange Act of 1934 (as amended, the “Exchange Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) prior to the Time of Sale and incorporated by reference in the Pricing Disclosure Package (including the Preliminary Offering Memorandum) or the Final Offering Memorandum (as the case may be), and all references herein to the terms “amend,” “amendment” or “supplement” with respect to the Final Offering Memorandum shall be deemed to mean and include all information filed under the Exchange Act after the Time of Sale and incorporated by reference in the Final Offering Memorandum.

The Company hereby confirms its agreements with the Initial Purchasers as follows:

SECTION 1.        Representations and Warranties. Each of the Company and the Guarantors, jointly and severally, hereby represents, warrants and covenants to each Initial Purchaser that, as of the date hereof and as of the Closing Date (references in this Section 1 to the “Offering Memorandum” are to (x) the Pricing Disclosure Package in the case of representations and warranties made as of the date hereof and (y) the Final Offering Memorandum in the case of representations and warranties made as of the Closing Date):

(a)          No Registration Required. Subject to the accuracy of the representations and warranties of the Initial Purchasers set forth in Section 2 hereof and compliance by the Initial Purchasers with the procedures set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Final Memorandum to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939.

(b)          No Integration of Offerings or General Solicitation. Neither the Company, the Guarantors, nor any of their respective affiliates (as such term is defined in Rule 501 under the Securities Act) (each, an “Affiliate”), nor any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation or warranty) has, directly or indirectly, solicited any offer to buy or offered to sell, or will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act. None of the Company, the Guarantors, nor any of their respective Affiliates, or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation or warranty) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act. With respect to those Securities sold in reliance upon Regulation S, (i) none of the Company, the Guarantors, nor any of their respective Affiliates or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (ii) each of the Company, the Guarantors and their respective Affiliates and any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation or warranty) has complied and will comply with the offering restrictions set forth in Regulation S.

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(c)          Eligibility for Resale under Rule 144A. Subject to the accuracy of the representations and warranties of the Initial Purchasers set forth in Section 2 hereof and compliance by the Initial Purchasers with the procedures set forth in Section 7 hereof, the Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.

(d)          The Pricing Disclosure Package and Offering Memorandum. Neither the Pricing Disclosure Package, as of the Time of Sale, nor the Final Offering Memorandum, as of its date or (as amended or supplemented in accordance with Section 3(a), as applicable) as of the Closing Date, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Pricing Disclosure Package, the Final Offering Memorandum or any amendment or supplement thereto made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser through the Representative expressly for use in the Pricing Disclosure Package, the Final Offering Memorandum or amendment or supplement thereto, as the case may be. The Pricing Disclosure Package contains, and the Final Offering Memorandum will contain, all the information specified in, and meeting the requirements of, Rule 144A. The Company has not distributed and will not distribute, prior to the later of the Closing Date and the completion of the Initial Purchasers’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Pricing Disclosure Package and the Final Offering Memorandum as each may be amended or supplemented pursuant to Section 3(a).

(e)          Company Additional Written Communications. The Company has not prepared, made, used, authorized, approved or distributed and will not prepare, make, use, authorize, approve or distribute any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities other than (i) the Pricing Disclosure Package, (ii) the Final Offering Memorandum and (iii) any electronic road show or other written communications, in each case used in accordance with Section 3(a). Each such communication by the Company or its agents and representatives pursuant to clause (iii) of the preceding sentence (each, a “Company Additional Written Communication”), when taken together with the Pricing Disclosure Package, did not as of the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from each such Company Additional Written Communication made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser through the Representative expressly for use in any Company Additional Written Communication.

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(f)           Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Offering Memorandum at the time they were or hereafter are filed with the Commission (collectively, the “Incorporated Documents”) complied, and will comply, in all material respects with the requirements of the Exchange Act. Each such Incorporated Document, when taken together with the Pricing Disclosure Package, did not as of the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g)          The Purchase Agreement. This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors.

(h)          Authorization of the Notes and the Guarantees. The Notes to be purchased by the Initial Purchasers from the Company will on the Closing Date be in the form contemplated by the Indenture, have been duly authorized by the Company for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and issued and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture. The Guarantees of the Notes on the Closing Date when issued pursuant to the Indenture have been duly authorized and, when the Notes have been authenticated in the manner provided for in the Indenture and issued and delivered against payment of the purchase price therefor, the Guarantees of the Notes will constitute valid and binding agreements of the Guarantors, in each case, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture.

(i)           Authorization of the Indenture. The Indenture has been duly authorized by the Company and the Guarantors and, at the Closing Date, will have been duly executed and delivered by the Company and the Guarantors and, assuming due authorization, execution and delivery by the Trustee, will constitute a valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

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(j)           Authorization of the Intercreditor Agreement. The Intercreditor Agreement has been duly authorized by the Company and each Guarantor and, at the Closing Date, will have been duly executed and delivered by the Company and each Guarantor and will constitute a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(k)          Security Documents. Each of the Security Documents has been duly authorized by the Company and/or the applicable Guarantor, as appropriate, and, when executed and delivered by the Company and/or the applicable Guarantor, will constitute the legal, valid, binding and enforceable agreement of the Company and/or the applicable Guarantor (subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally from time to time in effect and by general principles of equity). The Security Documents, when executed and delivered in connection with the sale of the Securities, will create in favor of the Collateral Agent for the benefit of itself, the Trustee and the holders of the Notes, valid and enforceable security interests in and liens on the Collateral and, upon the filing of appropriate Uniform Commercial Code financing statements in United States jurisdictions as set forth on Schedule B hereto and the taking of the other actions, in each case as further described in the Security Documents, the security interests in and liens on the rights of the Company or the applicable Guarantor in such Collateral will be perfected security interests and liens, superior to and prior to the liens of all third persons other than the liens securing the Senior Credit Facility and Permitted Collateral Liens.

(l)           Description of the Securities, the Indenture, the Security Documents, the Senior Credit Facility and the Intercreditor Agreement. The Securities, the Indenture, the Security Documents, the Senior Credit Facility and the Intercreditor Agreement will conform in all material respects to the respective statements relating thereto contained in the Pricing Disclosure Package and Final Offering Memorandum.

(m)         No Material Adverse Change. Except as otherwise disclosed in the Offering Memorandum (exclusive of any amendment or supplement thereto), subsequent to the respective dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto): (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

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(n)          Independent Accountants. Each of SingerLewak LLP and Crowe Howarth LLP, each of which expressed its respective opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission and included in the Offering Memorandum, is an independent registered public accounting firm within the meaning of the Securities Act, the Exchange Act and the rules of the Public Company Accounting Oversight Board, and any non-audit services provided by SingerLewak LLP or Crowe Horwath LLP to the Company or any of the Guarantors have been approved by the Audit Committee of the Board of Directors of the Company.

(o)          Preparation of the Financial Statements. The financial statements, together with the related schedules and notes, included in the Offering Memorandum present fairly the consolidated financial position of the entities to which they relate as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. The financial data set forth in the Offering Memorandum under the captions “Summary Historical and Consolidated Financial and Other Data” and “Selected Consolidated Financial and Other Data” fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Offering Memorandum. The statistical and market-related data and forward-looking statements included in the Offering Memorandum are based on or derived from sources that the Company and its subsidiaries believe to be reliable and accurate in all material respects and represent their good faith estimates that are made on the basis of data derived from such sources. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum fairly presents the information called for in all material respects and has been prepared in accordance with the Commission's rules and guidelines applicable thereto.

(p)          Incorporation and Good Standing of the Company and its Subsidiaries. Each of the Company and its subsidiaries has been duly incorporated or formed, as applicable, and is validly existing as a corporation, limited partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable, and has corporate, partnership or limited liability company, as applicable, power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and, in the case of the Company and the Guarantors, to enter into and perform its obligations under each of this Agreement, the Securities, the Indenture, the Senior Credit Facility, the Security Documents and the Intercreditor Agreement. Each of the Company and each subsidiary is duly qualified as a foreign corporation, limited partnership or limited liability company, as applicable, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock or other ownership interest of each subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except as disclosed in the Offering Memorandum. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

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(q)          Capitalization and Other Capital Stock Matters. At December 31, 2016, on a consolidated basis, after giving pro forma effect to the issuance and sale of the Securities pursuant hereto, the Company would have an authorized and outstanding capitalization as set forth in the Offering Memorandum under the caption “Capitalization” (other than for subsequent issuances of capital stock, if any, pursuant to employee benefit plans described in the Offering Memorandum or upon exercise of outstanding options or vesting of other outstanding equity awards described in the Offering Memorandum).

(r)           Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is (i) in violation of its charter, bylaws or other constitutive document or (ii) in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound (including, without limitation, the Company’s existing credit agreement), or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”), except, in the case of clause (ii) above, for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The execution, delivery and performance of this Agreement, the Indenture, the Senior Credit Facility, the Security Documents and the Intercreditor Agreement by the Company and the Guarantors, and the issuance and delivery of the Securities, and consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum (i) have been duly authorized by all necessary corporate, limited partnership or limited liability company action, as applicable, and will not result in any violation of the provisions of the charter, bylaws or other constitutive document of the Company or any subsidiary, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument (other than any Existing Instrument that is being discharged, repurchased, repaid or redeemed in connection with the Transactions), except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the execution, delivery and performance of this Agreement, the Indenture, the Senior Credit Facility, the Security Documents and the Intercreditor Agreement by the Company and the Guarantors, or the issuance and delivery of the Securities, or consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum, except (A) such filings as have been obtained or made by the Company or any such Guarantor and are in full force and effect under the Securities Act, applicable securities laws of the several states of the United States or provinces of Canada and (B) filings of financing statements under the Uniform Commercial Code as from time to time in effect in the relevant jurisdictions and any filing to be made in the United States Patent and Trademark Office or the United States Copyright Office and such filings necessary to perfect the Collateral Agent’s security interests in the Collateral. As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

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(s)          No Material Actions or Proceedings. There are no legal or governmental actions, suits or proceedings pending or, to the best of the Company’s knowledge, threatened (i) against or affecting the Company or any of its subsidiaries or (ii) which has as the subject thereof any property owned or leased by, the Company or any of its subsidiaries and any such action, suit or proceeding, if determined adversely to the Company or such subsidiary, which would, in the case of (i) and (ii) above, result in a Material Adverse Change or materially adversely affect the consummation of the transactions contemplated by this Agreement. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the best of the Company’s knowledge, is threatened or imminent.

(t)           Intellectual Property Rights. The Company and its subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct their businesses as now conducted; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Change.

(u)          All Necessary Permits, etc. The Company and each subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to own, lease and operate its properties and to conduct their respective businesses, except where the failure to possess or make the same would not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Change; and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change.

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(v)         Title to Properties. The Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(o) hereof, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except as disclosed in the Offering Memorandum and except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

(w)         Collateral. The Company and the Guarantors collectively own, have rights in or have the power to transfer rights in the Collateral, free and clear of any Liens (as defined under the caption “Description of Notes” in the Offering Memorandum) other than Permitted Collateral Liens.

(x)          Tax Law Compliance. The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings or except where any such failure to so pay or so file is immaterial in amount or significance. The Company has made adequate charges, accruals and reserves in accordance with GAAP in the applicable financial statements referred to in Section 1(n) and (o) hereof in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined.

(y)          Company and Guarantors Not an “Investment Company.” Neither the Company nor any Guarantor is, or after receipt of payment for the Securities will be, required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) and will conduct its business in a manner so that it will not be required to register as an “investment company” under the Investment Company Act.

(z)          Insurance. Each of the Company and its subsidiaries are insured by recognized, financially sound institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, without limitation, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes. The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. Neither of the Company nor any subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

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(aa)         No Price Stabilization or Manipulation. None of the Company or any of the Guarantors has taken and or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(bb)         Solvency. Each of the Company and the Guarantors is, and immediately after the Closing Date will be, Solvent. As used herein, the term “Solvent” means, with respect to any person on a particular date, that on such date (i) the fair market value of the assets of such person is greater than the total amount of liabilities (including contingent liabilities) of such person, (ii) the present fair salable value of the assets of such person is greater than the amount that will be required to pay the probable liabilities of such person on its debts as they become absolute and matured, (iii) such person is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (iv) such person does not have unreasonably small capital.

(cc)         Compliance with Sarbanes-Oxley. The Company and its subsidiaries and their respective officers and directors, in their capacities as such, are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

(dd)         Company’s Accounting System. The Company and its subsidiaries maintain a system of accounting controls that is in compliance with the Sarbanes-Oxley Act and is sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(ee)         Disclosure Controls and Procedures. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that information required to be disclosed by the Company in the reports that it files under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and communicated to the Company’s management, including its chief executive officer and chief financial officer, as appropriate to allow timely decisions regarding required disclosure. As of December 31, 2016, except as disclosed in the Pricing Disclosure Package, such disclosure controls and procedures were effective. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

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(ff)          Regulations T, U, X. Neither the Company nor any Guarantor nor any of their respective subsidiaries nor any agent thereof acting on their behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

(gg)         Compliance with and Liability under Environmental Laws. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change: (i) each of the Company and its subsidiaries and their respective operations and facilities are in compliance with, and not subject to any known liabilities under, applicable Environmental Laws, which compliance includes, without limitation, having obtained and being in compliance with any permits, licenses or other governmental authorizations or approvals, and having made all filings and provided all financial assurances and notices, required for the ownership and operation of the business, properties and facilities of the Company or its subsidiaries under applicable Environmental Laws, and compliance with the terms and conditions thereof; (ii) neither the Company nor any of its subsidiaries has received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its subsidiaries is in violation of any Environmental Law; (iii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice, and no written notice by any person or entity alleging actual or potential liability on the part of the Company or any of its subsidiaries based on or pursuant to any Environmental Law pending or, to the best of the Company’s knowledge, threatened against the Company or any of its subsidiaries or any person or entity whose liability under or pursuant to any Environmental Law the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law; (iv) neither the Company nor any of its subsidiaries is conducting or paying for, in whole or in part, any investigation, response or other corrective action pursuant to any Environmental Law at any site or facility, nor is any of them subject or a party to any order, judgment, decree, contract or agreement which imposes any obligation or liability under any Environmental Law; (v) no lien, charge, encumbrance or restriction has been recorded pursuant to any Environmental Law with respect to any assets, facility or property owned, operated or leased by the Company or any of its subsidiaries; and (vi) there are no past or present actions, activities, circumstances, conditions or occurrences, including, without limitation, the Release or threatened Release of any Material of Environmental Concern, that could reasonably be expected to result in a violation of or liability under any Environmental Law on the part of the Company or any of its subsidiaries, including without limitation, any such liability which the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law.

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For purposes of this Agreement, “Environment” means ambient air, indoor air, surface water, groundwater, drinking water, soil, surface and subsurface strata, and natural resources such as wetlands, flora and fauna. “Environmental Laws” means the common law and all federal, state, local and foreign laws or regulations, ordinances, codes, orders, decrees, judgments and injunctions issued, promulgated or entered thereunder, relating to pollution or protection of the Environment or human health, including without limitation, those relating to (i) the Release or threatened Release of Materials of Environmental Concern; and (ii) the manufacture, processing, distribution, use, generation, treatment, storage, transport, handling or recycling of Materials of Environmental Concern. “Materials of Environmental Concern” means any substance, material, pollutant, contaminant, chemical, waste, compound, or constituent, in any form, including without limitation, petroleum and petroleum products, subject to regulation or which can give rise to liability under any Environmental Law. “Release” means any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring, dumping, emptying, injection or leaching into the Environment, or into, from or through any building, structure or facility.

(hh)         Periodic Review of Costs of Environmental Compliance. In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review and the amount of its established reserves, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, result in a Material Adverse Change.

(ii)           ERISA Compliance. The Company and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974 (as amended, “ERISA,” which term, as used herein, includes the regulations and published interpretations thereunder) established or maintained by the Company, its subsidiaries or their ERISA Affiliates (as defined below) are in compliance in all material respects with ERISA and, to the knowledge of the Company, each “multiemployer plan” (as defined in Section 4001 of ERISA) to which the Company, its subsidiaries or an ERISA Affiliate contributes (a “Multiemployer Plan”) is in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group of organizations described in Section 414 of the Internal Revenue Code of 1986 (as amended, the “Code,” which term, as used herein, includes the regulations and published interpretations thereunder) of which the Company or such subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No “single employer plan” (as defined in Section 4001 of ERISA) established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401 of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

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(jj)         Compliance with Labor Laws. Except as would not, individually or in the aggregate, result in a Material Adverse Change, (i) there is (A) no unfair labor practice complaint pending or, to the best of the Company’s knowledge, threatened against the Company or any of its subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements pending, or to the best of the Company’s knowledge, threatened, against the Company or any of its subsidiaries, (B) no strike, labor dispute, slowdown or stoppage pending or, to the best of the Company’s knowledge, threatened against the Company or any of its subsidiaries and (C) no union representation question existing with respect to the employees of the Company or any of its subsidiaries and, to the best of the Company’s knowledge, no union organizing activities taking place and (ii) there has been no violation of any federal, state or local law relating to discrimination in hiring, promotion or pay of employees or of any applicable wage or hour laws.

(kk)         Related Party Transactions. No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, member, stockholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Securities Act to be disclosed in a registration statement on Form S-1 which is not so disclosed in the Offering Memorandum. There are no outstanding loans, advances (except advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any affiliate of the Company to or for the benefit of any of the officers or directors of the Company or any affiliate of the Company or any of their respective family members.

(ll)           No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company or any of the Guarantors, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that has resulted nor would result in a violation by any such persons of the FCPA or any other applicable anti-bribery or anti-corruption law, including, without limitation, any offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA or any other applicable anti-bribery or anti-corruption law and the Company and its subsidiaries and, to the knowledge of the Company and the Guarantors, its and their other affiliates have conducted their businesses in compliance with the FCPA and other applicable anti-bribery and anti-corruption laws and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

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“FCPA” means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(mm)       No Conflict with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any of the Guarantors, threatened.

(nn)         No Conflict with Sanctions Laws. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company or any of the Guarantors, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department or any other relevant sanctions authority (collectively, “Sanctions”); and the Company shall not use the proceeds of the offering or otherwise make available such proceeds to any subsidairy or other person or entity to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or the target of any Sanctions, (ii) to fund or facilitate any activities of or any business in any country, that, at the time of such funding, is the subject of Sanctions or (iii) in any other manner that could result in a violation by any person (including any person participating in the transaction, whether as an Initial Purchaser or otherwise) of any Sanctions.

(oo)         New Senior Credit Facility. The Senior Credit Facility has been duly and validly authorized by the Company and the Guarantors and, when duly executed and delivered by the Company and the Guarantors, will be the valid and legally binding obligation of the Company and the Guarantors, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

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(pp)         Stock Options. With respect to the stock options (the “Stock Options”) granted pursuant to the stock-based compensation plans of the Company and its subsidiaries (the “Company Stock Plans”), except where the failure of the foregoing representations to be true and correct would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change: (i) each Stock Option that has been exercised on or prior to the date of this Agreement that was intended to qualify as an “incentive stock option” under Section 422 of the Code so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iii) each such grant was made in accordance with the terms of the Company Stock Plans, the Exchange Act and all other applicable laws and regulatory rules or requirements, including the rules of any securities exchange on which Company securities are traded, (iv) the per share exercise price of each Stock Option was equal to the fair market value of a share of common stock on the applicable Grant Date and (v) each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company and disclosed in the Company’s filings with the Commission in accordance with the Exchange Act and all other applicable laws. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company of granting, Stock Options prior to, or otherwise coordinating the grant of Stock Options with, the release or other public announcement of material information regarding the Company or its subsidiaries or their results of operations or prospects.

(qq)         Regulation S. The Company, the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902. Each of the Company and the Guarantors is a “reporting issuer,” as defined in Rule 902 under the Securities Act.

Any certificate signed by an officer of the Company or any Guarantor and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company or such Guarantor to each Initial Purchaser as to the matters set forth therein.

SECTION 2.        Purchase, Sale and Delivery of the Securities.

(a)          The Securities. Each of the Company and the Guarantors agrees to issue and sell to the Initial Purchasers, severally and not jointly, all of the Notes, and the Initial Purchasers agree, severally and not jointly, to purchase from the Company and the Guarantors the aggregate principal amount of Notes set forth opposite their names on Schedule A, at a purchase price of 98.5314% of the principal amount thereof payable on the Closing Date, in each case, on the basis of the representations, warranties and agreements herein contained, and upon the terms, subject to the conditions thereto, herein set forth.

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(b)          The Closing Date. Delivery of certificates for the Securities in definitive form to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Cahill Gordon & Reindel llp, 80 Pine Street, New York, NY 10005 (or such other place as may be agreed to by the Company and Wells Fargo Securities, LLC) at 9:00 a.m. New York City time, on May 19, 2017, or such other time and date as Wells Fargo Securities, LLC shall designate by notice to the Company (the time and date of such closing are called the “Closing Date”). The Company hereby acknowledges that circumstances under which Wells Fargo Securities, LLC may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or the Initial Purchasers to recirculate to investors copies of an amended or supplemented Offering Memorandum or a delay as contemplated by the provisions of Section 17 hereof.

(c)          Delivery of the Securities. The Company shall deliver, or cause to be delivered, to the Representative for the accounts of the several Initial Purchasers certificates for the Notes at the Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Notes shall be in such denominations and registered in the name of Cede & Co., as nominee of the Depositary, pursuant to the DTC Agreement, and shall be made available for inspection on the Business Day preceding the Closing Date at a location in New York City, as Wells Fargo Securities, LLC may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.

(d)          Initial Purchasers as Qualified Institutional Buyers. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Company that:

(i)          it will offer and sell Securities only to (a) persons who it reasonably believes are “qualified institutional buyers” within the meaning of Rule 144A ( “Qualified Institutional Buyers”) in transactions meeting the requirements of Rule 144A or (b) upon the terms and conditions set forth in Annex I to this Agreement;

(ii)         it is an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act; and

(iii)        it will not offer or sell Securities by, any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Securities Act.

SECTION 3.        Additional Covenants. Each of the Company and the Guarantors further covenants and agrees with each Initial Purchaser as follows:

(a)          Preparation of Final Offering Memorandum; Initial Purchasers’ Review of Proposed Amendments and Supplements and Company Additional Written Communications. As promptly as practicable following the Time of Sale and in any event not later than the second Business Day following the date hereof, the Company will prepare and deliver to the Initial Purchasers the Final Offering Memorandum, which shall consist of the Preliminary Offering Memorandum as modified only by the information contained in the Pricing Supplement. The Company will not amend or supplement the Preliminary Offering Memorandum, the Pricing Supplement or the Final Offering Memorandum prior to the Closing Date unless the Representative and counsel for the Initial Purchasers shall previously have been furnished a copy of the proposed amendment or supplement at least two Business Days prior to the proposed use or filing, and shall not have objected to such amendment or supplement. Before making, preparing, using, authorizing, approving or distributing any Company Additional Written Communication, the Company will furnish to the Representative a copy of such written communication for review and will not make, prepare, use, authorize, approve or distribute any such written communication to which the Representative reasonably objects.

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(b)          Amendments and Supplements to the Pricing Disclosure Package, Final Offering Memorandum and Other Securities Act Matters. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Pricing Disclosure Package to comply with law, the Company and the Guarantors will immediately notify the Initial Purchasers thereof and forthwith prepare and (subject to Section 3(a) hereof) furnish to the Initial Purchasers such amendments or supplements to any of the Pricing Disclosure Package as may be necessary so that the statements in any of the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that any of the Pricing Disclosure Package will comply with all applicable law. If, prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Offering Memorandum, as then amended or supplemented, in order to make the statements therein, in the light of the circumstances when the Final Offering Memorandum is delivered to a Subsequent Purchaser, not misleading, or if in the judgment of the Representative or counsel for the Initial Purchasers it is otherwise necessary to amend or supplement the Final Offering Memorandum to comply with law, the Company and the Guarantors agree to promptly prepare (subject to Section 3 hereof) and furnish at its own expense to the Initial Purchasers, amendments or supplements to the Final Offering Memorandum so that the statements in the Final Offering Memorandum as so amended or supplemented will not, in the light of the circumstances at the Closing Date and at the time of sale of Securities, be misleading or so that the Final Offering Memorandum, as amended or supplemented, will comply with all applicable law.

The Company hereby expressly acknowledges that the indemnification and contribution provisions of Sections 8 and 9 hereof are specifically applicable and relate to each offering memorandum, amendment or supplement referred to in this Section 3.

(c)          Copies of the Offering Memorandum. The Company agrees to furnish the Initial Purchasers, without charge, as many copies of the Pricing Disclosure Package and the Final Offering Memorandum and any amendments and supplements thereto as they shall reasonably request.

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(d)          Blue Sky Compliance. Each of the Company and the Guarantors shall cooperate with the Representative and counsel for the Initial Purchasers to qualify or register (or to obtain exemptions from qualifying or registering) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or any other jurisdictions designated by the Representative, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. None of the Company or any of the Guarantors shall be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Representative promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, each of the Company and the Guarantors shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(e)          Use of Proceeds. The Company shall apply the net proceeds from the sale of the Securities sold by it in the manner described under the caption “Use of Proceeds” in the Pricing Disclosure Package.

(f)           The Depositary. The Company will cooperate with the Initial Purchasers and use its best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.

(g)          The Liens. The Company and the Guarantors shall cause the Securities to be secured by (i) a perfected first priority lien on the Notes Priority Collateral (it being understood that the Senior Credit Facility shall be secured by a perfected second priority lien on the Notes Priority Collateral) and (ii) a perfected second priority lien on the ABL Priority Collateral (it being understood that the Senior Credit Facility shall be secured by a perfected first priority lien on the ABL Priority Collateral), in each case to the extent and in the manner provided for in the Indenture and the Security Documents and as described in the Offering Memorandum, and further subject in each case to there being no Liens except Permitted Liens.

(h)          Additional Issuer Information. Prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, the Company shall file, on a timely basis, with the Commission and the Nasdaq Global Market all reports and documents required to be filed under Section 13 or 15 of the Exchange Act. Additionally, at any time when the Company is not subject to Section 13 or 15 of the Exchange Act, for the benefit of holders and beneficial owners from time to time of the Securities, the Company shall furnish, at its expense, upon request, to holders and beneficial owners of Securities and prospective purchasers of Securities information (“Additional Issuer Information”) satisfying the requirements of Rule 144A(d).

(i)           Agreement Not To Offer or Sell Additional Securities. During the period of 180 days following the date hereof, the Company will not, without the prior written consent of Wells Fargo Securities, LLC (which consent may be withheld at the sole discretion of Wells Fargo Securities, LLC), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any debt securities of the Company or securities exchangeable for or convertible into debt securities of the Company (other than as contemplated by this Agreement).

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(j)           No Integration. The Company agrees that it will not and will cause its Affiliates not to make any offer or sale of securities of the Company of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Company to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

(k)          No General Solicitation or Directed Selling Efforts. The Company agrees that it will not and will not permit any of its Affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) to (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engage in any directed selling efforts with respect to the Securities within the meaning of Regulation S, and the Company will and will cause all such persons to comply with the offering restrictions requirement of Regulation S with respect to the Securities.

(l)           No Restricted Resales. During the one-year period after the Closing Date (or such shorter period as may be provided for in Rule 144), the Company will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to resell any of the Notes that have been reacquired by the Company or such affiliates.

(m)         Legended Securities. Each certificate for a Note will bear the legend contained in “Notice to Investors” in the Preliminary Offering Memorandum for the time period and upon the other terms stated in the Preliminary Offering Memorandum.

Wells Fargo Securities, LLC, on behalf of the several Initial Purchasers, may, in its sole discretion, waive in writing the performance by the Company or any Guarantor of any one or more of the foregoing covenants or extend the time for their performance.

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SECTION 4.        Payment of Expenses. Each of the Company and the Guarantors agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation, (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Initial Purchasers, (iii) all fees and expenses of the Company’s and the Guarantors’ counsel, independent public or certified public accountants and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Pricing Disclosure Package and the Final Offering Memorandum (including financial statements and exhibits), and all amendments and supplements thereto, this Agreement, the Indenture, the DTC Agreement, the Notes and Guarantees, the Security Documents and the Intercreditor Agreement, (v) all filing fees, attorneys’ fees and expenses incurred by the Company, the Guarantors or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or other jurisdictions designated by the Initial Purchasers (including, without limitation, the cost of preparing, printing and mailing preliminary and final blue sky or legal investment memoranda and any related supplements to the Pricing Disclosure Package or the Final Offering Memorandum, (vi) the reasonable fees and expenses of the Trustee, including the reasonable fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities, the Security Documents and the Intercreditor Agreement, (vii) any fees payable in connection with the rating of the Securities with the ratings agencies, (viii) all Company expenses incident to the “road show” for the offering of the Securities, including the cost of any chartered airplane or other transportation (it being understood that the Initial Purchasers, collectively, shall bear their own transportation and other “road show” travel expenses and one-half of the documented costs associated with any chartered aircraft), (ix) all fees, costs and expenses (including the reasonable and documented expenses of counsel for the Initial Purchasers related thereto) of creating and perfecting security in interests in the Collateral, including all filing, recording and post-closing fees and expenses and related taxes with respect thereto, as set forth in the Security Documents and (x) all fees and expenses (including reasonable fees and expenses of counsel) of the Company and the Guarantors in connection with approval of the Securities by the Depositary for “book-entry” transfer, and the performance by the Company and the Guarantors of their respective other obligations under this Agreement. Except as provided in this Section 4 and Sections 6, 8 and 9 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel.

SECTION 5.        Conditions of the Obligations of the Initial Purchasers. The obligations of the several Initial Purchasers to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantors set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a)          Accountants’ Comfort Letters. On the date hereof, the Initial Purchasers shall have received from each of SingerLewak LLP and Crowe Horwath LLP, the former and current independent registered public accounting firm for the Company, respectively, a “comfort letter” dated the date hereof addressed to the Initial Purchasers, in form and substance satisfactory to the Representative, covering the financial information in the Pricing Disclosure Package and other customary matters. In addition, on the Closing Date, the Initial Purchasers shall have received from such accountants, a “bring-down comfort letter” dated the Closing Date addressed to the Initial Purchasers, in form and substance satisfactory to the Representative, in the form of the “comfort letter” delivered on the date hereof, except that (i) it shall cover the financial information in the Final Offering Memorandum and any amendment or supplement thereto and (ii) procedures shall be brought down to a date no more than 3 Business Days prior to the Closing Date.

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(b)          No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the Closing Date:

(i)          in the judgment of the Representative there shall not have occurred any Material Adverse Change that makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the Closing Date on the terms and in the manner contemplated by this Agreement and in the Pricing Disclosure Package (exclusive of any amendments or supplements thereto after the Time of Sale), as applicable; and

(ii)         there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of its subsidiaries or any of their securities or indebtedness by any “nationally recognized statistical rating organization” registered under Section 15E of the Exchange Act.

(c)          Opinion of Counsel for the Company. On the Closing Date, the Initial Purchasers shall have received an opinion and letter of K&L Gates LLP, counsel for the Company, and an opinion of Christopher J. Henderson, General Counsel of the Company, dated as of such Closing Date in the forms attached as Exhibits A-1, A-2 and A-3, respectively or otherwise in form and substance reasonably satisfactory to the Representative.

(d)          Opinion of Special FCC Counsel for the Company and Local Counsel. On the Closing Date, the Initial Purchasers shall have received (i) the favorable opinion of Fletcher, Heald & Hildreth, PLC, special FCC counsel for the Company or such other counsel as is reasonably satisfactory to the Representative, dated as of the Closing Date in the form attached as Exhibit A-4 or otherwise in form and substance reasonably satisfactory to the Representative, and (ii) the opinions of local counsel in the jurisdictions of the States of Colorado, Kentucky, Ohio and Tennessee, each in form and substance reasonably satisfactory to the Representative.

(e)          Opinion of Counsel for the Initial Purchasers. On the Closing Date the Initial Purchasers shall have received the favorable opinion of Cahill Gordon & Reindel llp, counsel for the Initial Purchasers, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Initial Purchasers.

(f)           Officers’ Certificate. On the Closing Date the Initial Purchasers shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of the Closing Date, to the effect set forth in Section 5(b)(ii) hereof, and further to the effect that:

(i)          for the period from and after the date of this Agreement and prior to the Closing Date there has not occurred any Material Adverse Change;

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(ii)         the representations, warranties and covenants of the Company and each Guarantor set forth in Section 1 hereof were true and correct as of the date hereof and are true and correct as of the Closing Date with the same force and effect as though expressly made on and as of the Closing Date; and

(iii)        the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

(g)          Indenture. The Company and the Guarantors shall have executed and delivered the Indenture, in form and substance consistent with the Offering Memorandum, and the Initial Purchasers shall have received executed copies thereof.

(h)          Security Documents and Intercreditor Agreement. The Company and the Guarantors shall have executed and delivered perfection certificates dated as of the Closing Date (the “Perfection Certificates”) in form and substance reasonably satisfactory to the Initial Purchasers. Except as otherwise provided for in the Security Agreement, the Indenture or the other documents entered into pursuant to the Transactions, the Representative and the Collateral Agent shall have received each of the Security Documents and the Intercreditor Agreement, in form and substance reasonably satisfactory to the Initial Purchasers, and all other certificates, agreements or instruments necessary to perfect the Collateral Agent’s security interest in all of the Collateral to the extent required as described in the Offering Memorandum and pursuant to the Security Documents, and each such document shall be in full force and effect and evidence that all of the liens on the Collateral other than Permitted Liens have been released. The Representative shall also have received (i) copies of Uniform Commercial Code searches for the Company and each Guarantor and (ii) tax and judgment lien searches or equivalent reports or searches, and a copy of searches at the United States Patent and Trademark Office for the Company and each Guarantor to the extent reasonably requested by the Representative, in each case (i) and (ii), as of a recent date listing all effective financing statements, lien notices or comparable documents that name the Company or any Guarantor as debtor and that are required by the Perfection Certificates or that the Representative deems reasonably necessary or appropriate, none of which encumber the Collateral covered or intended to be covered by the Security Documents (other than Permitted Collateral Liens).

(i)           Senior Credit Facility. The Senior Credit Facility shall have been executed and delivered by the parties thereto, and the initial borrowings thereunder shall have occurred or shall occur substantially concurrently with the issuance of the Securities.

(j)           Additional Documents. On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

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If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representative by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination.

SECTION 6.        Reimbursement of Initial Purchasers’ Expenses. If this Agreement is terminated by the Representative pursuant to Section 5 or 10 hereof, including if the sale to the Initial Purchasers of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Initial Purchasers, severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Securities, including, without limitation, reasonable and documented fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

SECTION 7.        Offer and Sale Procedures. Each of the Initial Purchasers, on the one hand, and the Company and each of the Guarantors, on the other hand, hereby agree to observe the following procedures in connection with the offer and sale of the Securities:

(a)          Offers and sales of the Securities will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall only be made to persons whom the offeror or seller reasonably believes to be Qualified Institutional Buyers or non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S upon the terms and conditions set forth in Annex I hereto, which Annex I is hereby expressly made a part hereof.

(b)          No general solicitation or general advertising (within the meaning of Rule 502 under the Securities Act) will be used in the United States in connection with the offering of the Securities.

(c)          Upon original issuance by the Company, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

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“THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (c) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF APPLICABLE) OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.”

Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Company for any losses, damages or liabilities suffered or incurred by the Company, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security.

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SECTION 8.       Indemnification.

(a)          Indemnification of the Initial Purchasers. Each of the Company and the Guarantors, jointly and severally, agrees to indemnify and hold harmless each Initial Purchaser, its affiliates, directors, officers and employees, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Initial Purchaser, affiliate, director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based: (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (ii) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law; provided, however, that the foregoing indemnity agreement shall not apply, with respect to an Initial Purchaser, to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company may otherwise have.

(b)          Indemnification of the Company and the Guarantors. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, each Guarantor, each of their respective directors, officers and employees and each person, if any, who controls the Company or any Guarantor within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, any Guarantor or any such director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through the Representative expressly for use therein; and to reimburse the Company, any Guarantor and each such director, officer, employee or controlling person for any and all expenses (including the fees and disbursements of counsel) as such expenses are reasonably incurred by the Company, any Guarantor or such director, officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each of the Company and the Guarantors hereby acknowledges that, for all purposes under this Agreement, the only information that the Initial Purchasers through the Representative have furnished to the Company expressly for use in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto) are the statements set forth in (i) the second sentence of the sixth paragraph, (ii) the seventh paragraph, (iii) the ninth paragraph and (iv) the fourteenth paragraph under the caption “Plan of Distribution” in the Preliminary Offering Memorandum and the Final Offering Memorandum. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Initial Purchaser may otherwise have.

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(c)          Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party hereunder for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced (through the forfeiture of substantive rights and defenses) as a result of such failure and shall not relieve the indemnifying party from any liability that the indemnifying party may have to an indemnified party otherwise than under the provisions of this Section 8 and Section 9. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel (in each jurisdiction)), approved by the indemnifying party (Wells Fargo Securities, LLC in the case of Sections 8(b) and 9 hereof), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

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(d)          Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, which will not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 8, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include any statements as to or any findings of fault, culpability or failure to act by or on behalf of any indemnified party.

SECTION 9.        Contribution. If the indemnification provided for in Section 8 hereof is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, and the total discount received by the Initial Purchasers bear to the aggregate initial offering price of the Securities. The relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company and the Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or inaccuracy.

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The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8 hereof with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8 hereof for purposes of indemnification.

The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the discount received by such Initial Purchaser in connection with the Securities distributed by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each affiliate, director, officer and employee of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director and officer of the Company or any Guarantor, and each person, if any, who controls the Company or any Guarantor with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company and the Guarantors.

SECTION 10.      Termination of this Agreement. Prior to the Closing Date, this Agreement may be terminated by Wells Fargo Securities, LLC by notice given to the Company if at any time: (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the Nasdaq Global Market, or trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such quotation system or stock exchange by the Commission or FINRA; (ii) a general banking moratorium shall have been declared by any of federal, New York or Delaware authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of Wells Fargo Securities, LLC is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities in the manner and on the terms described in the Pricing Disclosure Package or to enforce contracts for the sale of securities; (iv) in the judgment of Wells Fargo Securities, LLC there shall have occurred any Material Adverse Change; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of Wells Fargo Securities, LLC interferes materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 10 shall be without liability on the part of (i) the Company or any Guarantor to any Initial Purchaser, except that the Company and the Guarantors shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Sections 4 and 6 hereof, (ii) any Initial Purchaser to the Company, or (iii) any party hereto to any other party except that the provisions of Sections 8 and 9 hereof shall at all times be effective and shall survive such termination.

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SECTION 11.      Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantors, their respective officers and the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, the Company, any Guarantor or any of their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

SECTION 12.      Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, couriered or facsimiled and confirmed to the parties hereto as follows:

If to the Initial Purchasers:

Wells Fargo Securities, LLC

550 S. Tryon Street, 5th Floor

Charlotte, North Carolina 28202

Facsimile:	(704) 410-4874
Attention:	High Yield Syndicate

with a copy to:

Cahill Gordon & Reindel llp

80 Pine Street

New York, NY 10005

Facsimile:	(212) 269-5420
Attention:	James J. Clark, Esq.
Michael Ohler, Esq.

If to the Company or the Guarantors:

Salem Media Group, Inc.

4880 Santa Rosa Road

Camarillo, CA 93012

Facsimile:	(805) 384-4505
Attention:	Christopher J. Henderson, General Counsel

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with a copy to:

K&L Gates LLP

1 Park Plaza, 12th Floor

Irvine, CA 92614

Facsimile:	(949) 623-4508
Attention:	David C. Lee

Any party hereto may change the address or facsimile number for receipt of communications by giving written notice to the others.

SECTION 13.      Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the indemnified parties referred to in Sections 8 and 9 hereof, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any Subsequent Purchaser or other purchaser of the Securities as such from any of the Initial Purchasers merely by reason of such purchase.

SECTION 14.      Authority of Wells Fargo Securities, LLC. Any action by the Initial Purchasers hereunder may be taken by Wells Fargo Securities, LLC on behalf of the Initial Purchasers, and any such action taken by Wells Fargo Securities, LLC shall be binding upon the Initial Purchasers.

SECTION 15.      Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 16.      Governing Law Provisions and Consent to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding, as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any Related Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum.

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SECTION 17.      Default of One or More of the Several Initial Purchasers. If any one or more of the several Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate number of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the number of Securities set forth opposite their respective names on Schedule A bears to the aggregate number of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on the Closing Date. If any one or more of the Initial Purchasers shall fail or refuse to purchase Securities and the aggregate number of Securities with respect to which such default occurs exceeds 10% of the aggregate number of Securities to be purchased on the Closing Date, and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any non-defaulting party except that the provisions of Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination. In any such case either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Final Offering Memorandum or any other documents or arrangements may be effected.

As used in this Agreement, the term “Initial Purchaser” shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 17. Any action taken under this Section 17 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

SECTION 18.      No Advisory or Fiduciary Responsibility. Each of the Company and the Guarantors acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Guarantors, on the one hand, and the several Initial Purchasers, on the other hand, and the Company and the Guarantors are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Initial Purchaser is and has been acting solely as a principal and is not the agent or fiduciary of the Company, Guarantors or their respective affiliates, stockholders, creditors or employees or any other party; (iii) no Initial Purchaser has assumed or will assume an advisory or fiduciary responsibility in favor of the Company or any Guarantor with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Company or any Guarantor on other matters) or any other obligation to the Company and the Guarantors except the obligations expressly set forth in this Agreement; (iv) the several Initial Purchasers and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Guarantors and that the several Initial Purchasers have no obligation to disclose any of such interests by virtue of any fiduciary or advisory relationship; and (v) the Initial Purchasers have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company and the Guarantors have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

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This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Guarantors and the several Initial Purchasers, or any of them, with respect to the subject matter hereof. The Company and the Guarantors hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Guarantors may have against the several Initial Purchasers with respect to any breach or alleged breach of fiduciary duty.

SECTION 19.      General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

SECTION 20.      Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

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If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

SALEM MEDIA GROUP, INC.

By:	/s/ Christopher J. Henderson
Name: Christopher J. Henderson
Title: Senior Vice President, General Counsel and Secretary

EAGLE PRODUCTS, LLC

as a Guarantor
By:	CARON BROADCASTING, INC.,
as Managing Member

By:	/s/ Christopher J. Henderson
Name: Christopher J. Henderson
Title: Senior Vice President, General Counsel and Secretary

INSPIRATION MEDIA OF TEXAS, LLC
SALEM MEDIA OF ILLINOIS, LLC
SALEM MEDIA OF MASSACHUSETTS, LLC
SALEM MEDIA OF NEW YORK, LLC
SALEM RADIO OPERATIONS, LLC
SALEM SATELLITE MEDIA, LLC
SALEM WEB NETWORK, LLC
SCA-PALO ALTO, LLC

as Guarantors
By:	SCA LICENSE CORPORATION,
as Managing Member

By:	/s/ Christopher J. Henderson
Name: Christopher J. Henderson
Title: Senior Vice President, General Counsel and Secretary

[Signature Page to Purchase Agreement]

AIR HOT, INC.
BISON MEDIA, INC.
CARON BROADCASTING, INC.
COMMON GROUND BROADCASTING, INC.
INSPIRATION MEDIA, INC.
NEW INSPIRATION BROADCASTING COMPANY, INC.
NI ACQUISITION CORP.
PENNSYLVANIA MEDIA ASSOCIATES, INC.
REACH SATELLITE NETWORK, INC.
SALEM CONSUMER PRODUCTS, INC.
SALEM COMMUNICATIONS HOLDING CORPORATION
SALEM MEDIA OF COLORADO, INC.
SALEM MEDIA OF HAWAII, INC.
SALEM MEDIA OF KENTUCKY, INC.
SALEM MEDIA OF OHIO, INC.
SALEM MEDIA OF OREGON, INC.
SALEM MEDIA OF TEXAS, INC.
SALEM MEDIA OF VIRGINIA, INC.
SALEM MEDIA REPRESENTATIVES, INC.
SALEM PUBLISHING, INC.
SALEM RADIO NETWORK INCORPORATED
SALEM RADIO PROPERTIES, INC.
SCA LICENSE CORPORATION
SOUTH TEXAS BROADCASTING, INC.
SRN NEWS NETWORK, INC.
SRN STORE, INC.

as Guarantors

By:	/s/ Christopher J. Henderson
Name: Christopher J. Henderson
Title: Senior Vice President, General Counsel and Secretary

[Signature Page to Purchase Agreement]

The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

Wells Fargo Securities, LLC

Acting on behalf of itself

and as the Representative of

the several Initial Purchasers

By:	/s/ Peter Daniel
Name: Peter Daniel
Title: Managing Director

[Signature Page to Purchase Agreement]

SCHEDULE A

Initial Purchasers	Aggregate Principal Amount of Securities to be Purchased
Wells Fargo Securities, LLC	$209,230,769
Barclays Capital Inc.	$39,230,769
Noble Capital Market, Inc.	$6,538,462

Total	$255,000,000

SCHEDULE B

1.	California
2.	Colorado
3.	Delaware
4.	Kentucky
5.	Ohio
6.	Oregon
7.	Pennsylvania
8.	Tennessee
9.	Texas
10.	Virginia
11.	Washington

EXHIBIT A-1

[Form of opinion of K&L Gates LLP to be delivered pursuant to Section 5 of the Purchase Agreement]

EXHIBIT A-2

[Form of negative assurance letter from K&L Gates LLP to be delivered pursuant to Section 5 of the Purchase Agreement]

EXHIBIT A-3

[Form of opinion of general counsel of the Company to be delivered pursuant to Section 5 of the Purchase Agreement]

EXHIBIT A-4

[Form of opinion of Fletcher, Heald & Hildreth, PLC to be delivered pursuant to Section 5(d) of the Purchase Agreement]

EXHIBIT A

SALEM STATION LIST

(Sorted by Call Sign)

Station	Fac. ID	Community	Licensee
KAIM-FM	10950	HONOLULU, HI	SALEM MEDIA OF HAWAII, INC.
KBIQ(FM)	73073	MANITOU SPRINGS, CO	BISON MEDIA, INC.
KBJD(AM)	87151	DENVER, CO	SALEM MEDIA OF COLORADO, INC.*
KCBQ(AM)	13509	SAN DIEGO, CA	NEW INSPIRATION BROADCASTING COMPANY, INC.
KCRO(AM)	54902	OMAHA, NE	SALEM MEDIA OF ILLINOIS, LLC
KDAR(FM)	3077	OXNARD, CA	NEW INSPIRATION BROADCASTING COMPANY, INC.
KDIS(FM)	47309	LITTLE ROCK, AR	SOUTH TEXAS BROADCASTING, INC.
KDIZ(AM)	10828	GOLDEN VALLEY, MN	COMMON GROUND BROADCASTING, INC.
KDMT(AM)	86619	ARVADA, CO	SALEM MEDIA OF COLORADO, INC.
KDOW(AM)	65485	PALO ALTO, CA	SCA-PALO ALTO, LLC
KDZR(AM)	86618	LAKE OSWEGO, OR	SALEM MEDIA OF OREGON, INC.
KEXB(AM)	49320	PLANO, TX	INSPIRATION MEDIA OF TEXAS, LLC
KFAX(AM)	24510	SAN FRANCISCO, CA	NEW INSPIRATION BROADCASTING COMPANY, INC.
KFIA(AM)	50300	CARMICHAEL, CA	NEW INSPIRATION BROADCASTING COMPANY, INC.
KFIS(FM)	50553	SCAPPOOSE, OR	CARON BROADCASTING, INC.
KFSH-FM	2195	LA MIRADA, CA	NEW INSPIRATION BROADCASTING COMPANY, INC.
KGBI-FM	24713	OMAHA, NE	PENNSYLVANIA MEDIA ASSOCIATES, INC.

Station	Fac. ID	Community	Licensee
KGFT(FM)	20579	PUEBLO, CO	BISON MEDIA, INC.
KGNW(AM)	28819	BURIEN-SEATTLE, WA	INSPIRATION MEDIA, INC.
KGU(AM)	53705	HONOLULU, HI	SALEM MEDIA OF HAWAII, INC.
KGU-FM	641	HONOLULU, HI	SALEM MEDIA OF HAWAII, INC.
KHCM(AM)	10934	HONOLULU, HI	SALEM MEDIA OF HAWAII, INC.
KHCM-FM	34620	HONOLULU, HI	SALEM MEDIA OF HAWAII, INC.
KHNR(AM)	16742	HONOLULU, HI	SALEM MEDIA OF HAWAII, INC.
KHTE(FM)	40746	ENGLAND, AR	CRAIN MEDIA GROUP, LLC – OPERATED BY SOUTH TEXAS BROADCASTING, INC.
KKFS(FM)	56366	LINCOLN, CA	NEW INSPIRATION BROADCASTING COMPANY, INC.
KKHT-FM	57801	LUMBERTON, TX	SALEM MEDIA OF ILLINOIS, LLC
KKLA-FM	48453	LOS ANGELES, CA	NEW INSPIRATION BROADCASTING COMPANY, INC.
KKMS(AM)	18518	RICHFIELD, MN	COMMON GROUND BROADCASTING, INC.
KKNT(AM)	13508	PHOENIX, AZ	COMMON GROUND BROADCASTING, INC.
KKOL(AM)	20355	SEATTLE, WA	INSPIRATION MEDIA, INC.**
KKOL-FM	70384	AIEA, HI	SALEM MEDIA OF HAWAII, INC.
KKSP(FM)	39751	BRYANT, AR	SOUTH TEXAS BROADCASTING, INC.
KLFE(AM)	12031	SEATTLE, WA	INSPIRATION MEDIA, INC.*
KLTY(FM)	2809	ARLINGTON, TX	INSPIRATION MEDIA OF TEXAS, LLC
KLUP(AM)	34975	TERRELL HILLS, TX	SOUTH TEXAS BROADCASTING, INC.
KNTH(AM)	61174	HOUSTON, TX	SOUTH TEXAS BROADCASTING, INC.

Station	Fac. ID	Community	Licensee
KNTS(AM)	87153	SEATTLE, WA	INSPIRATION MEDIA, INC.*
KNUS(AM)	42377	DENVER, CO	SALEM MEDIA OF COLORADO, INC.
KOTK(AM)	50307	OMAHA, NE	PENNSYLVANIA MEDIA ASSOCIATES, INC.
KPDQ(AM)	58628	PORTLAND, OR	SALEM MEDIA OF OREGON, INC.
KPDQ-FM	58629	PORTLAND, OR	SALEM MEDIA OF OREGON, INC.
KPRZ(AM)	54461	SAN MARCOS-POWAY, CA	NEW INSPIRATION BROADCASTING COMPANY, INC.
KPXQ(AM)	55912	GLENDALE, AZ	COMMON GROUND BROADCASTING, INC.
KRDY(AM)	26310	SAN ANTONIO, TX	SOUTH TEXAS BROADCASTING, INC.
KRKS(AM)	58632	DENVER, CO	SALEM MEDIA OF COLORADO, INC.*
KRKS-FM	58631	LAFAYETTE, CO	SALEM MEDIA OF COLORADO, INC.
KRLA(AM)	61267	GLENDALE, CA	NEW INSPIRATION BROADCASTING COMPANY, INC.
KRYP(FM)	82062	GLADSTONE, OR	SALEM MEDIA OF OREGON, INC.
KSAC-FM	51220	DUNNIGAN, CA	CARON BROADCASTING, INC.
KSKY(AM)	6591	BALCH SPRINGS, TX	BISON MEDIA, INC.
KSLR(AM)	58634	SAN ANTONIO, TX	SALEM MEDIA OF TEXAS, INC.
KTEK(AM)	10827	ALVIN, TX	SOUTH TEXAS BROADCASTING, INC.
KTIE(AM)	58808	SAN BERNARDINO, CA	CARON BROADCASTING, INC.
KTKZ(AM)	59599	SACRAMENTO, CA	NEW INSPIRATION BROADCASTING COMPANY, INC.
KTNO(AM)	34562	UNIVERSITY PARK, TX	INSPIRATION MEDIA OF TEXAS, LLC

Station	Fac. ID	Community	Licensee
KTRB(AM)	66246	SAN FRANCISCO, CA	EAST BAY BROADCASTING, LLC – OPERATED BY NEW INSPIRATION BROADCASTING COMPANY, INC.
KWRD-FM	6560	HIGHLAND VILLAGE, TX	INSPIRATION MEDIA OF TEXAS, LLC
KXFN(AM)	74579	ST. LOUIS, MO	CARON BROADCASTING, INC.
KXXT(AM)	54742	TOLLESON, AZ	COMMON GROUND BROADCASTING, INC.
KYCR(AM)	35504	GOLDEN VALLEY, MN	COMMON GROUND BROADCASTING, INC.
KZNT(AM)	70825	COLORADO SPRINGS, CO	BISON MEDIA, INC.
WAFS(AM)	72111	ATLANTA, GA	SOUTH TEXAS BROADCASTING, INC.
WAVA(AM)	54465	ARLINGTON, VA	SALEM MEDIA OF VIRGINIA, INC.
WAVA-FM	4644	ARLINGTON, VA	SALEM MEDIA OF VIRGINIA, INC.
WBIX(AM)	48403	BOSTON, MA	PENNSYLVANIA MEDIA ASSOCIATES, INC.
WBOZ(FM)	15531	WOODBURY, TN	REACH SATELLITE NETWORK, INC.
WBZW(AM)	1185	APOPKA, FL	PENNSYLVANIA MEDIA ASSOCIATES, INC.
WDTK(AM)	68641	DETROIT, MI	PENNSYLVANIA MEDIA ASSOCIATES, INC.
WDWD (AM)	8623	ALTANTA, GA	SOUTH TEXAS BROADCASTING, INC.
WDYZ(AM)	23442	ORLANDO, FL	PENNSYLVANIA MEDIA ASSOCIATES, INC.
WEZE(AM)	3594	BOSTON, MA	PENNSYLVANIA MEDIA ASSOCIATES, INC.
WFFH(FM)	68347	SMYRNA, TN	CARON BROADCASTING, INC.
WFFI(FM)	18714	KINGSTON SPRINGS, TN	CARON BROADCASTING, INC.
WFHM-FM	54778	CLEVELAND, OH	SALEM MEDIA OF MASSACHUSETTS, LLC

Station	Fac. ID	Community	Licensee
WFIA-FM	48371	NEW ALBANY, IN	SALEM MEDIA OF KENTUCKY, INC.
WFIL(AM)	52193	PHILADELPHIA, PA	PENNSYLVANIA MEDIA ASSOCIATES, INC.
WFSH-FM	56390	ATHENS, GA	SOUTH TEXAS BROADCASTING, INC.
WGKA(AM)	65976	ATLANTA, GA	PENNSYLVANIA MEDIA ASSOCIATES, INC.
WGTK(AM)	63936	LOUISVILLE, KY	SALEM MEDIA OF KENTUCKY, INC.
WGTK-FM	73296	GREENVILLE, SC	CARON BROADCASTING, INC.
WGUL(AM)	1177	DUNEDIN, FL	CARON BROADCASTING, INC.
WHIM(AM)	74165	CORAL GABLES, FL	CARON BROADCASTING, INC.
WHK(AM)	72299	CLEVELAND, OH	COMMON GROUND BROADCASTING, INC.
WHKW(AM)	14772	CLEVELAND, OH	CARON BROADCASTING, INC.
WHKZ(AM)	57235	WARREN, OH	SALEM MEDIA OF MASSACHUSETTS, LLC
WIND(AM)	67068	CHICAGO, IL	SALEM MEDIA OF ILLINOIS, LLC
WJIE(AM)	55504	LOUISVILLE, KY	SALEM MEDIA OF MASSACHUSETTS, LLC
WKAT(AM)	27713	NORTH MIAMI, FL	CARON BROADCASTING, INC.
WLCC(AM)	71212	BRANDON, FL	SOUTH TEXAS BROADCASTING, INC.
WLQV(AM)	42081	DETROIT, MI	CARON BROADCASTING, INC.
WLSS(AM)	59126	SARASOTA, FL	CARON BROADCASTING, INC.
WLTA(AM)	42660	ALPHARETTA, GA	SOUTH TEXAS BROADCASTING, INC.
WLTE-FM	170949	PENDLETON, SC	CARON BROADCASTING, INC.
WMCA(AM)	58626	NEW YORK, NY	SALEM MEDIA OF NEW YORK, LLC

Station	Fac. ID	Community	Licensee
WNIV(AM)	23607	ATLANTA, GA	SOUTH TEXAS BROADCASTING, INC.
WNTP(AM)	52194	PHILADELPHIA, PA	PENNSYLVANIA MEDIA ASSOCIATES, INC.
WNYM(AM)	58635	HACKENSACK, NJ	SALEM MEDIA OF NEW YORK, LLC
WOCN(AM)	43034	MIAMI, FL	CARON BROADCASTING, INC.
WORD-FM	58627	PITTSBURGH, PA	PENNSYLVANIA MEDIA ASSOCIATES, INC.
WORL(AM)	21810	ALTAMONTE SPRINGS, FL	SALEM MEDIA OF ILLINOIS, LLC
WPGP(AM)	65691	PITTSBURGH, PA	PENNSYLVANIA MEDIA ASSOCIATES, INC.
WPIT(AM)	58624	PITTSBURGH, PA	PENNSYLVANIA MEDIA ASSOCIATES, INC.
WRCW(AM)	53368	WARRENTON, VA	SALEM MEDIA OF VIRGINIA, INC.
WRFD(AM)	58630	COLUMBUS-WORTHINGTON, OH	SALEM MEDIA OF OHIO, INC.
WROL(AM)	9139	BOSTON, MA	SALEM MEDIA OF MASSACHUSETTS, LLC
WRTH(FM)	73241	GREENVILLE, SC	CARON BROADCASTING, INC.
WSDZ(AM)	4622	BELLEVILLE, IL	CARON BROADCASTING, INC.
WTBN(AM)	51985	PINELLAS PARK, FL	COMMON GROUND BROADCASTING, INC.
WTLN(AM)	48731	ORLANDO, FL	PENNSYLVANIA MEDIA ASSOCIATES, INC.
WTOH-FM	73972	UPPER ARLINGTON, OH	SALEM MEDIA OF OHIO, INC.
WTWD(AM)	26145	PLANT CITY, FL	SOUTH TEXAS BROADCASTING, INC.
WWDJ(AM)	25051	BOSTON, MA	PENNSYLVANIA MEDIA ASSOCIATES, INC.
WWMI(AM)	11954	ST. PETERSBURG, FL	SOUTH TEXAS BROADCASTING, INC.
WWRC(AM)	8681	WASHINGTON, DC	SALEM MEDIA OF VIRGINIA, INC.
WWTC(AM)	9676	MINNEAPOLIS, MN	SALEM MEDIA OF MASSACHUSETTS, LLC
WYLL(AM)	28630	CHICAGO, IL	SALEM MEDIA OF MASSACHUSETTS, LLC
WZAB(AM)	21763	SWEETWATER, FL	CARON BROADCASTING, INC.

*KBJD and KRKS, Denver, CO, are paired AM stations, KBJD in the AM expanded band and KRKS in the existing AM band. KNTS and KLFE, Seattle, WA, are related in the same way. It is likely that at a future date, presently not predictable, the Salem subsidiary licensees will be required to dispose of one station of each pair. Because of this relationship, the KBJD and KRKS license renewal applications have remained in pending status. The KNTS and KLFE license renewal applications were granted, but with a condition on each license potentially limiting its duration to less than a full license term.

**A petition for reconsideration of the grant in January 2007, of a license to cover the construction of new broadcast transmission facilities for KKOL(AM), Seattle, WA, was filed by U.S. Oil and Refining Co. That petition was opposed by KKOL’s licensee, Inspiration Media, Inc. (“Inspiration”). Inspiration and the petitioner entered into a settlement agreement, pursuant to which a minor modification will be made to the transmission facilities as initially licensed. The settlement agreement has been submitted to the FCC for its approval, which is pending. No objection to the settlement has been filed with the FCC.

ANNEX I

Resale Pursuant to Regulation S or Rule 144A. Each Initial Purchaser understands that:

Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Securities in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 of Regulation S (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities pursuant hereto and the Closing Date, other than in accordance with Regulation S or another exemption from the registration requirements of the Securities Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Securities (including any “tombstone” advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Securities, except such advertisements as are permitted by and include the statements required by Regulation S.

Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903 of Regulation S, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the date the Securities were first offered to persons other than distributors in reliance upon Regulation S and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or in accordance with Rule 144A under the Securities Act or to accredited investors in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Securities covered hereby in reliance on Regulation S under the Securities Act during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S under the Securities Act.”

Annex I-1